SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            OAK HILL FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                            To Be Held April 9, 2002

                                                                   Jackson, Ohio
                                                               February 21, 2002
To the Shareholders:

     The  Annual  Meeting  of  Shareholders  of Oak Hill  Financial,  Inc.  (the
"Corporation") will be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 9, 2002, at 1:00 p.m., local time, for the following purposes:

1.   To elect the following  four  Directors  for terms  expiring in 2004 (Class
     II), as  successors  to the class of Directors  whose terms expire in 2003:
     Barry M. Dorsey, Ed.D., Donald R. Seigneur, William S. Siders and H. Grant Stephenson.

2. To ratify the appointment of the firm of Grant Thornton LLP to serve as independent auditor for the Corporation for the year 2002.

3. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     On February 21, 2002, there were 5,276,508 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Holders of record of the Corporation at the close of business on February 21, 2002, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                 By Order of the Board of Directors,

                                  /s/H. Tim Bichsel
                                  -----------------
                                   H. Tim Bichsel
                                   Secretary


EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 9, 2002, at 1:00 p.m., local time, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 8, 2002.

     Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the notice attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

     As of February 21, 2002, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,276,508 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

     As  of  February  8,  2002,   persons  known  by  the  Corporation  to  own
beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.

                    No. of Shares of Common
 Name(1)            Stock Beneficially Owned(2)    Percentage of Class(3)
 ----               ------------------------       -------------------

 Evan E. Davis           955,987(4)                          18.04%

 John D. Kidd            565,437(4)(5)(6)                    10.67%

 D. Bruce Knox           352,126(4)(5)                        6.63%

-----------------------------
(1) The address of Evan E. Davis, John D. Kidd, and D. Bruce Knox is c/o Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 8, 2002 plus the number of shares such person has the right to acquire within 60 days of February 8, 2002.

(4) Includes 23,375 shares which could be acquired by Messrs. Davis and Kidd, and 39,375 shares which could be acquired by Mr. Knox under stock options exercisable within 60 days of February 8, 2002. Includes 258,862 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Mr. Kidd, as an Administrator, exercises shared voting power.


                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

     As of February 8, 2002, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.


                                                       Amount and Nature of
                                                       Beneficial  Ownership     Percentage
              Name                                        of Common Stock(1)      of Class(2)
----------------------------------                     ----------------------   --------------

Evan E. Davis, Chairman and Director ..................       955,987(3)           18.04%

John D. Kidd, President, Chief Executive Officer and
Director ..............................................       565,437(3)(5)(6)     10.67%

Richard P. LeGrand, Executive Vice President and
Director ..............................................        65,077(3)(5)         1.23%

H. Tim Bichsel, Secretary .............................        45,655(3)(5)         *

Ralph E. Coffman, Jr., Vice President .................        28,333(3)(5)         *

Ronald J. Copher, Chief Financial Officer and Treasurer        28,162(3)(5)(6)      *

D. Bruce Knox, Chief Information Officer and Director .       352,126(3)(4)(5)      6.63%

David G. Ratz, Executive Vice President and
Chief Operating Officer ...............................        38,793(3)(5)(6)      *

Barry M. Dorsey, Ed.D., Director ......................        22,450(3)            *

C. Clayton Johnson, Director ..........................        12,750(3)            *

Donald R. Seigneur, Director ..........................        20,250(3)            *

William S. Siders, Director ...........................        77,161
                                                                                    1.46%

H. Grant Stephenson, Director .........................        18,750(3)            *

All directors and executive officers
  as a group (13 persons) .............................     2,230,931(7)           40.10%

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 8, 2002. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 8, 2002 plus the number of shares such person has the right to acquire within 60 days of February 8, 2002. An "*" indicates less than one percent (1%).

(3) Includes 23,375 shares which could be acquired by Messrs. Davis and Kidd, 26,625 shares which could be acquired by Mr. LeGrand, 31,000 shares which could be acquired by Mr. Bichsel, 26,875 shares which could be acquired by Mr. Coffman, 22,750 shares which could be acquired by Mr. Copher, 39,375 shares which could be acquired by Mr. Knox, 36,750 shares which could be acquired by Mr. Ratz, 12,750 shares which could be acquired by Mr. Johnson, and 15,250 shares which could be acquired by Messrs. Dorsey, Seigneur and Stephenson under stock options exercisable within 60 days of February 8, 2002.

(4) Also includes 258,862 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6)  Includes  shares held in Trust for the Oak Hill  Financial,  Inc.  401(k) &
     Profit  Sharing  Plan  for  which  Messrs.   Kidd,   Copher  and  Ratz,  as
     Administrators, exercise shared voting power.

(7) Includes 288,625 shares which may be purchased under stock options exercisable within 60 days of February 8, 2002.


                              ELECTION OF DIRECTORS

     The Board of  Directors  has  nominated  four  persons for a two-year  term
(Class II). The terms of the remaining directors in Class I will continue as indicated below. The accompanying proxy will be voted for the election of those four persons named under Class II in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.


The Board of Directors recommends that the shareholders vote FOR the election of each nominee for Class II Director.


                               Position with Corporation and/or Principal Occupation or
    Name and Age                        Employment For the Last Five Years                     Director Since
 -------------------                    -----------------------------------                   -----------------

Nominees - Terms
Expire in 2004 (Class II):

Barry M. Dorsey, Ed.D, 59   President  of the  University  of Rio  Grande  and Rio  Grande           1995
                            Community  College  since  July  1991.  Mr.  Dorsey  served as
                            Associate  Director  from July 1980 to July 1990 and as Deputy
                            Director  from July 1990 to June 1991 of the State Council for
                            Higher Education for Virginia.

Donald R. Seigneur,    50   Partner in the public  accounting firm of Whited Seigneur Sams           1995
                            & Rahe, CPAs, Chillicothe, Ohio, since 1979.

William S. Siders,     55   Current  Chairman  and a director  of  Shriners  Hospital  for           2001
                            Children  in  Cincinnati,  Ohio.  He has served as director of
                            Towne  Bank  ("Towne")   since  October  1999.  He  served  as
                            Managing  Officer and  director of Blue Ash  Building and Loan
                            Association  from 1982 to  September  1999 until the merger on
                            October 1, 1999.  He served in several  positions  with Hunter
                            Savings Association from 1970 through 1982.




H. Grant Stephenson, 52     Partner  in the law firm of Porter,  Wright,  Morris & Arthur,           1995
                            Columbus, Ohio, since 1986.


Continuing Directors -
Terms Expire in 2003
(Class I):

Evan E. Davis, 68           Chairman of the  Corporation  since its  formation in 1981. He           1981
                            served  as  President  of the  Corporation  from  1981 to June
                            1995.  Mr. Davis'  family  founded Oak Hill Banks ("Oak Hill")
                            in 1902,  and Mr.  Davis has  served as  Director  of the Bank since 1957 and a Director of the Corporation since 1981.

C. Clayton Johnson, 57      President  of the law firm of  Johnson &  Oliver,  Portsmouth,           1997
                            Ohio.  He has served as a Director  of the  Corporation  since
                            March 1997.

John D. Kidd, 61            President of the Corporation  since June 1995,  Executive Vice           1981
                            President from 1981 to June 1995, and Chief Executive  Officer since  1981.  He has  served  as  President  of Oak Hill  from
                            October 1991 to September  1997, and as Chairman since October
                            1997.  Mr.  Kidd has  served as Chief  Executive  Officer  and
                            Executive  Vice  President  since joining Oak Hill in 1970. He served as Director of Oak Hill since 1970 and  Director of the
                            Corporation  since 1981.  Mr. Kidd has served as a Director of
                            Towne since October 1999.

D. Bruce Knox, 41           Chief  Information  Officer of the  Corporation  since January           1997
                            2000.  Executive  Vice  President  of Oak Hill  since  July 1,
                            1998,  and Senior Vice  President of Oak Hill since October 2,
                            1997.  He served as President  and a director of Unity Savings
                            Bank  ("Unity")  from  January  1, 1996  until  the  merger on
                            October 1, 1997.  He served as Executive  Vice  President  and
                            Director  of Unity and its  successors  from  January  1, 1989 until December 31, 1995.




Richard P. LeGrand, 61      Executive  Vice  President of the  Corporation  since  October           1987
                            1991 and Vice  President  from 1985 to  October  1991.  He has served as Director of the  Corporation  since January 1987 and as Director of Oak Hill since July 1993.  Mr.  LeGrand  served as Senior Vice  President  of Oak Hill from  February  1986 to
                            October 1991, as Executive  Vice  President  from October 1991 to September 1997, and President and Chief  Executive  Officer
                            since October 1997.


                                       -4-

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

     During 2001, the Board of Directors held five regularly scheduled meetings. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled meetings during the last fiscal year.

     Each non-employee director received $500 per meeting attended as a director of the Corporation. On December 27, 2001, each non-employee director of the Corporation was granted an option to purchase 3,000 of the Corporation's shares. Such options become exercisable on December 27, 2002 as to 50% of the covered shares and become exercisable in full on December 27, 2003. The exercise price for each option granted is 100% of the fair market value on the date of grant. Directors who are also employees received no additional compensation for service on the Board of Directors.

     The Board of Directors has the following standing committees: Nominating and Board Structure Committee, Stock Option and Compensation Committee and Audit Committee.

     The Nominating and Board Structure Committee (the "Nominating Committee") reviews and recommends to the Board of Directors the appropriate oversight mandates and the structure and composition of the Board of Directors of the
Corporation (the "Board") and the Boards of Directors of each of the Corporation's subsidiaries. The Nominating Committee was formed in December 2001 and is presently in the process of organizing. The Nominating Committee will assume responsibility for planning for the succession of directors and will recommend director nominees for each board to the Board. In so doing, the Nominating Committee will recommend to the Board the size of the Board, as well as its membership mix and the process for the selection of independent directors, and will make similar recommendations for each of the boards of the Corporation's subsidiaries. In addition, the Nominating Committee will assume the overall responsibility for periodic assessment of the Corporation's governance program and will assume responsibility for the annual development and implementation of a plan for the evaluation of the Board and of each of the boards of the Corporation's subsidiaries. The Nominating Committee will assess the appropriateness of shareholder proposals for inclusion in the proxy materials. The members of the Nominating Committee are Messrs. Dorsey, Johnson, Seigneur, Siders and Stephenson, who serves as Chairman. John D. Kidd, President and Chief Executive Officer of the Corporation, attends all committee meetings as an ex officio member. The Nominating Committee held one meeting during the last fiscal year, and all current members attended. Committee members receive $500 for attending each committee meeting.

     Article Two of the Corporation's First Amended and Restated Code of Regulations prescribes the method for a shareholder to nominate a candidate for election to the Board. Nominations, other than those made by or at the direction of the directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty days nor more than sixty days prior to the Annual Meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. Such notice shall set forth the following:

a. as to each person who is not an incumbent director whom the shareholder proposes to nominate for election as a director,

     (i) the name, age, business address and residence address of such person;

     (ii)   the principal occupation or employment of such person;

     (iii) the class and number of shares of the Corporation which are beneficially owned by such person;

     (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or successor provision; and

b.   as to the shareholder giving the notice,

     (i)  the name and record address of such shareholder;

     (ii) the  class  and  number  of  shares  of  the  Corporation   which  are
          beneficially owned by such shareholder.

     Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Corporation may require any proposed nominee to furnish other information to determine the qualifications of such proposed nominee to serve as a director of the Corporation. Nominations not made in accordance with the Corporation's Code of Regulations, as determined by the presiding officer of the Annual Meeting, will be disregarded. As of the date of this Proxy Statement, no persons have been so nominated for election at this Annual Meeting.

     The Stock Option and Compensation Committee (the "Compensation Committee") makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and with respect to the grant of stock options. The members of the Compensation Committee are Mr. Dorsey, who serves as Chairman, and Messrs. Siders and Stephenson. The Compensation Committee held three meetings during the last fiscal year, all members attended and each member received $500 per meeting attended. The report of the Compensation Committee with respect to the year 2001 begins on page 10 herein.

     The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Functions of the Committee include the engagement of the independent auditor, reviewing with the independent auditor the plans and results of the audit engagement of the Corporation, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent auditor and similar functions. In its oversight role, the Committee assures that management fulfills its responsibilities in preparing the financial statements. The Committee reviews and discusses with the internal audit department, management and the Board such matters as accounting policies, internal controls and procedures for preparation of financial statements. The Board has adopted a written charter for the Audit Committee. The members of the Audit Committee are Mr. Johnson, who serves as Chairman, and Messrs. Johnson and Siders. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held nine meetings during the last fiscal year, including meetings with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission. Each director serving on such committee received $250 per meeting attended in connection with the Quarterly Report on Form 10-Q and $500 per meeting otherwise. The report of the Audit Committee with respect to the year 2001 begins on page 15 herein.

                               EXECUTIVE OFFICERS

     The officers of the Corporation are appointed annually by the Board of Directors and serve at the pleasure of the Board. In addition to Evan E. Davis, Chairman of the Board, John D. Kidd, President and Chief Executive Officer, Richard P. LeGrand, Executive Vice President, and D. Bruce Knox, Chief Information Officer, the following persons are officers of the Corporation:

     H. Tim Bichsel, age 61, has served as Secretary of the Corporation since June 1995 and as Treasurer from June 1995 to January 2001. He served as Chief Operations Officer of the Corporation from January 2000 to June 2000. He also served as Vice President of the Corporation from February 1994 to February 1995. Mr. Bichsel has served as Secretary of Oak Hill since February 1995. He served as Executive Vice President of Oak Hill from February 1996 to February 2000 and since July 2000. From April 1993 to February 1996 he served as Senior Vice President. From February 1992 to April 1993, he served as a computer software specialist for Peerless Systems, Inc., a banking computer software company. Before 1992, Mr. Bichsel was employed in a variety of positions, including Senior Vice President and Secretary with Fifth Third Bank of Southern Ohio, formerly known as First Security Bank of Hillsboro, Ohio, from 1973 to November 1991.

     Ralph E. Coffman, Jr., age 50, has served as Vice President of the Corporation since June 1999. He has served as President and Chief Executive Officer and Director of Towne since October 1999. Mr. Coffman served as Executive Vice President of Oak Hill from July 1998 to September 1999. From June 1997 to June 1998, he served as Senior Vice President of Oak Hill, and from September 1996 to May 1997, he served as Area President for Oak

Hill. From September 1995 to August 1996, he served as owner and president of 3C's Snax, Inc. of New Lexington, Ohio. Before 1995, Mr. Coffman was employed in a variety of positions, including Chief Executive Officer of American Community Bank, formerly known as the Farmers Banking Company of Lima, Ohio, from March 1988 to February 1994.


     Ronald J. Copher, age 44, has served as Chief Financial Officer of the Corporation since July 1999 and as Treasurer since February 2001. He served as Executive Vice President of Oak Hill from July 1999 to February 2000. From January 1985 to June 1999, he served in a variety of positions in the financial services practice of Grant Thornton LLP. He most recently served as Partner and Practice Leader of the Financial Services Industry Group of Southern California.

     David G. Ratz, age 44, has served as Executive Vice President and Chief Operating Officer of the Corporation since January 2002. He served as Chief Administrative Officer of the Corporation from January 2000 to December 2001. He served as Vice President of the Corporation from October 1995 to December 1999. He served as Vice President of Oak Hill from October 1995 to February 1996, as Senior Vice President from February 1996 to June 1998, and as Executive Vice President from July 1998 to February 2000. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer and the four other highest-paid executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:


                                                             Summary Compensation Table
                                                             --------------------------

                                                                                    Long Term
                                                                                    Compensa-
                                               Annual Compensation                  tion Award
                                ------------------------------------------------------------------------------------
                                   (b)   (c)               (d)           (e)                (g)             (i)
             (a)                  Year      Salary       Bonus(1)     Other Annual      Securities      All Other
 Name and Principal Position      ----                              Compensation(2)     Underlying    Compensation(4)
                                           ------       --------    ---------------      Options(3)   ---------------
                                                                                        ------------

JOHN D. KIDD ................     2001     $194,497     $ 60,000           --                 --        $ 12,309
President and Chief Executive     2000     $189,840           --           --                 --        $ 10,568
Officer .....................     1999     $176,307           --     $  3,400              7,000        $  4,800

RICHARD P. LEGRAND ..........     2001     $178,347     $ 46,750           --              5,850        $ 12,309
Executive Vice President ....     2000     $174,768     $ 16,500           --              6,500        $ 10,568
                                  1999     $161,976     $ 16,500     $  3,400              7,000        $  4,800

RALPH E. COFFMAN, JR ........     2001     $133,455     $ 21,750           --              4,900        $  9,350
Vice President ..............     2000     $123,602     $ 15,000           --              6,000        $  8,325
                                  1999     $112,204     $ 15,000           --              6,000        $  3,021

RONALD J. COPHER ............     2001     $120,218     $ 30,791           --              4,500        $  8,146
Chief Financial Officer .....     2000     $116,313     $ 11,250           --              5,000        $ 10,568
                                  1999     $ 57,500     $  5,625           --             17,750              --

D. BRUCE KNOX ...............     2001     $118,886     $ 30,791           --              4,500        $  7,725
Chief Information Officer ...     2000     $116,664     $ 11,250           --              5,000        $  7,561
                                  1999     $109,800     $  7,500     $  3,400              3,125        $  3,519


(1)  Bonus for 2001 was accrued in 2001 and paid in January 2002.

(2) Includes amounts paid as director fees for the first six months of 1999. Beginning in July 1999, director fees were included in salary for all directors who were also employees of the Corporation or its subsidiaries.

(3)  All shares are subject to options granted under the 1995 Stock Option Plan.

(4) Includes 401(k) matching and profit sharing contributions to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for the fiscal years shown.

     The following table shows all individual grants of stock options to the named executive officers of the Corporation during the year ended December 31, 2001.



                                     Options/SAR Grants in Last Fiscal Year(1)
                                                Individual Grants
                                     -----------------------------------------
                                                                                            Potential Realizable Value
                                                  % of                                       At Assumed Annual Rates
                                                  Total                                     Of Stock Price Appreciation
                                    Number of     Options                                         For Option Term(2)
                                ----Securities--- Granted------Exercise----Expiration---------------------------------------
     Name                           Underlying       To         Price         Date
                                     Options      Employees   ($/Share)                    0%($)       5%($)       10%($)
                                                  In Fiscal
                                                    Year
-----------------------------------------------------------------------------------------------------------------------------
JOHN D. KIDD
President and Chief Executive
Officer                                   --          --           --           --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------
RICHARD P. LEGRAND
Executive Vice President               5,850        3.71%       $15.05      12/27/11        $0       $55,369      $140,317
-----------------------------------------------------------------------------------------------------------------------------
RALPH E. COFFMAN, JR.
Vice President                         4,900        3.11%       $15.05      12/27/11        $0       $46,378      $117,531
-----------------------------------------------------------------------------------------------------------------------------
RONALD J. COPHER
Chief Financial Officer                4,500        2.86%       $15.05      12/27/11        $0       $42,592      $107,936
-----------------------------------------------------------------------------------------------------------------------------
D. BRUCE KNOX
Chief Information Officer              4,500        2.86%       $15.05      12/27/11        $0       $42,592      $107,936

____________________________________

(1) All options are granted at 100% of fair market value on the date of grant. The options become exercisable on December 27, 2002 as to 50% of the covered shares and become exercisable in full on December 27, 2003. In addition, the options expire on the date specified in the option which, in no event, is not later than 10 years after the date of grant, provided that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death.

(2) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Corporation pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Corporation's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Corporation's common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price, which increase benefits all shareholders commensurately.

The following table shows aggregate option exercises in the last fiscal year and year-end values.


                                                       Aggregated Option/SAR Exercises in Last Fiscal Year and
                                                                  Fiscal Year-End Option/SAR Values

             (a)                     (b)            (c)                            (d)                             (e)
                                                                 Number of Unexercised            Value of Unexercised
                                                                   Options at Fiscal Year     In-the-Money Options at
                                                                                  End             Fiscal Year End ($)(1)



             Name                  Shares        Value                Unexercisable              Unexercisable
                                   Acquired   Realized($)
                                     On                   Exercisable               Exercisable
                                   Exercise

JOHN D. KIDD
President and Chief Executive
Officer .....................        --          --        23,375           --            --           --

RICHARD P. LEGRAND
Executive Vice President ....      14,500     $87,688      26,625          5,850       $ 3,283      $ 4,154

RALPH E. COFFMAN, JR ........
Vice President ..............        --          --        26,875          4,900       $ 6,060      $ 3,479

RONALD J. COPHER
Chief Financial Officer .....        --          --        22,750          4,500       $ 5,050      $ 3,195

D. BRUCE KNOX
Chief Information Officer ...        --          --        39,375          4,500       $ 9,050      $ 3,195
-----------------------------------------------------------------------------------------------------------



(1) Represents total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 2001 was $15.76. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.


              REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

Philosophy and Composition of the Compensation Committee

     The Corporation's executive compensation program is designed to enable the Corporation to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provides for competitive base salaries that reflect individual performance as well as variable incentive awards in cash for the achievement of financial performance goals established by the Compensation Committee and approved by the Board of Directors. In addition, long-term stock-based incentive awards are granted to strengthen the mutuality of interest between the executive officers and the Corporation's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Corporation.

     The Corporation's executive compensation program is administered by the Compensation Committee of the Board of Directors, composed entirely of non-employee directors of the Corporation: Barry M. Dorsey, who serves as Chairman, William S. Siders and H. Grant Stephenson.

     The Compensation Committee has the authority and responsibility to determine and administer the Corporation's officer compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options to executive officers and other key employees under the Corporation's 1995 Stock Option Plan. In general, the philosophy of the Compensation Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Corporation. The preferred compensation policy of the Compensation Committee is to set base pay at the lower end of the comparable market ranges, establish performance-based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

Executive Compensation Program

     The Compensation Committee is responsible for the establishment of the base salary, as well as the award level for the annual bonus compensation program, both subject to approval by the Board of Directors. The Compensation Committee is also responsible for the award level and administration of the stock option programs for executive officers, as well as for recommendations regarding other executive benefits and plans, both of which also are subject to approval by the Board of Directors. In completing its assignments, the Compensation Committee takes into account the views of the Management of the Corporation.

     The Compensation Committee has reviewed the executive compensation program being utilized and compared it with similar programs of banking corporations that shared one or more common traits with the Corporation (such as market capitalization, asset size and geographic location). As an overall evaluation tool in determining levels of compensation for the Corporation's Chief Executive Officer and other executive officers, the Compensation Committee reviews the compensation policies of other banking companies, as well as published surveys of salaries in the financial industry. The Compensation Committee has not defined or established a specific comparison group of bank holding companies for determination of compensation. Those listed in the salary surveys which share one or more common traits with the Corporation, such as market capitalization, asset size, geographic location, similar lines of business and financial returns on assets and equity, are given more weight. The companies listed in the various salary surveys may not be included in the SNL $500M-$1B Bank Asset-Size Index (an index included in the Corporation's Performance Graph below).

Components of the Named Executive Officer Compensation

     For 2001, the executive compensation program for the Named Executive Officers in this Proxy, Messrs. Kidd, LeGrand, Coffman, Copher and Knox (the "Named Executive Officers") consisted of four primary components: (i) a base salary; (ii) incentive compensation; (iii) executive benefits, such as insurance and retirement benefits; and (iv) benefits which are generally available to all employees. These components are discussed in detail below.

     Base Salary. The Named Executive Officers' base salaries and performance are reviewed annually during July with salary increases made effective for the twelve month period beginning July 1 of the current year through June 30 of the following year. The salaries and performance reviews are determined primarily by examining the individual officer's level of responsibility for his position, comparing that position to similar positions within the Corporation, and comparing the officer's salary with salaries detailed in the salary surveys for executives with similar experience and responsibilities outside of the Corporation.

     Significant weight also is given to the views of the Management of the Corporation regarding whether a Named Executive Officer has succeeded in the annual performance goals established by the Chief Executive Officer with each Executive Officer. The nature of these goals differs, depending upon each officer's job responsibilities. Goals are both qualitative in nature--such as the development and retention of key personnel, the quality of products and services, and management effectiveness--and quantitative in nature, such as sales and revenue goals and cost containment.

     The Named Executive Officer's base salary is then established by the Committee, taking into account the items listed above as well as the Corporation's overall performance during the preceding year. The Committee does not place a specific value on any of the above-listed factors. The base salary is subject to approval by the Board of Directors.

     Incentive Compensation. Incentive compensation includes two programs: the award of cash bonuses and the award of stock options under the 1995 Stock Option Plan. The participants and awards under the Corporation's incentive plans are determined by the Compensation Committee, subject to approval by the Board of Directors.

     Cash Incentive Compensation. The Corporation's policy for cash incentive compensation is to reward the achievement of financial objectives established in advance by Management and the Board of Directors to the beginning of each year. The performance targets focus upon the net operating income ( NOI ) of the Corporation and, depending upon the duties of a Named Executive Officer, the NOI of a subsidiary. Targets also are set for individual performance goals. In making awards, the Compensation Committee has the discretion to consider these goals and other factors related to the individual performance of the Named Executive Officer in making an award to him or her.

     All incentive bonus awards are currently paid in cash. The bonuses paid or accrued in 2001 were based upon the Corporation's 2001 performance.

     Stock Options. The purpose of the Corporation's 1995 Stock Option Plan is to provide long-term incentives to key employees and to motivate key employees to improve the performance of the Corporation and thereby increase the Corporation's common stock price.

     The number of shares of common stock subject to the options granted during 2001 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to the Corporation's future performance. No specific weight was given to any of these factors. Options awarded to each Named
Executive Officer during previous years were reviewed by the Compensation Committee in determining the size of an option awarded for 2000.

     Each stock option awarded during 2001 had an exercise price equal to the fair market value of the underlying common stock of the Corporation on the date of the grant. Generally, stock options granted to employees of the Corporation vest and become exercisable over several years and terminate ten years from the date of grant. All stock options awarded during 2001 become exercisable on December 27, 2002 as to 50% of the covered shares and become exercisable in full on December 27, 2003.

     The total number of option grants made in 2001 for all participants in the 1995 Stock Option Plan was for 157,550 shares of the Corporation's Common Stock, of which 19,750 shares, or 12.5% were awarded to the Named Executive Officers.

Determination of the Chief Executive Officer's Compensation

     The compensation package entered into with Mr. Kidd is detailed in this Proxy under the tables and descriptive paragraphs of the section entitled Executive Compensation.

     Mr. Kidd's base salary for 2001 was determined by the Compensation Committee through an assessment of several areas, including the financial results of the Corporation as compared with peer companies and his overall performance as a leader of the Corporation. In determining compensation, the financial results as compared with peer companies were given the most weight by the Compensation Committee; overall performance as a leader was given significant, but lesser, weight. In addition to these factors, the Compensation Committee also reviewed information to determine if there were any overall trends in the financial services industry regarding compensation of chief executive officers that would suggest further adjustments to the amounts to be paid to Mr. Kidd.

     Based on these factors, the Compensation Committee established Mr. Kidd's annual base salary at $200,000, an approximate 5.4% increase from his previous base salary. In addition, Mr. Kidd earned incentive compensation consisting of a $60,000 cash bonus accrued in 2001 and paid in January 2002 and was awarded stock options for 6,500 shares of the Corporation's common stock. Mr. Kidd declined the award of stock options.

Deductibility of Executive Compensation

     The Compensation Committee has reviewed the qualifying compensation regulations issued by the Treasury Department under Code Section 162(m) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee. Therefore, compensation should not be affected by the qualifying compensation regulations.

     The foregoing report has been respectfully furnished by the members of the Compensation Committee, being:

                            Barry M. Dorsey, Chairman
                                William S. Siders
                               H. Grant Stephenson

                                PERFORMANCE GRAPH

                      Comparison of Cumulative Total Return
        Among the Corporation, the Nasdaq Stock Market - U.S. Index, and
                    The SNL $500M -$1B Bank Asset-Size Index

     The following Performance Graph compares the performance of the Corporation with that of the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index, each of which are published industry indices. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on December 31, 1996 in the Common Stock of the Corporation and in the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index and that all dividends were reinvested.


                            Oak Hill Financial, Inc.

                 [ GRAPHIC-CHART-PLOTTED POINTS LISTED BELOW ]



                                                      Period Ending
                           ---------------------------------------------------------------------
Index                       12/31/96    12/31/97   12/31/98    12/31/99    12/31/00    12/31/01
------------------------------------------------------------------------------------------------
Oak Hill Financial, Inc.      100.00      171.58     178.15      147.92      151.43      168.97
NASDAQ - Total US*            100.00      122.48     172.68      320.89      193.01      153.15
SNL $500M-$1B Bank Index      100.00      162.56     159.83      147.95      141.62      183.73


                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     In accordance with its written charter, the Audit Committee (or the "Committee") of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During the current year, the Committee met nine times, including meetings with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on From 10-Q with the Securities and Exchange Commission.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditor a formal written statement describing all relationships between the auditor and the Corporation that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditor any relationships that may impact its objectivity and independence. The Corporation has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between an independent auditor and clients. The Committee satisfied itself as to the auditor's independence.

     The Committee also discussed with management, the internal auditor and the independent auditor the quality and adequacy of the Corporation's internal controls and the internal audit functions' organization, responsibilities, budget, and staffing. The Committee reviewed with both the independent and the internal auditor their plans, audit scope, and identification of audit risks.

     The Audit Committee discussed and reviewed with the internal and independent auditors all communications required by generally accepted auditing standards, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, clarity of disclosures in the financial statements, and other matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." With and without management present, the Committee discussed and reviewed the results of the internal audit examinations and the results of the independent auditor's examination of the financial statements.

     The Audit Committee reviewed the audited financial statements of the Corporation as of and for the fiscal year ended December 31, 2001 with management and the independent auditor. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent auditor has the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditor, the Audit Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the reappointment, subject to shareholder approval, of the Corporation's independent auditor, Grant Thornton LLP.

                          Donald R. Seigneur, Chairman
                               C. Clayton Johnson
                                William S. Siders

                         PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees

     Grant Thornton fees for the calendar year 2001 audit of the Corporation's consolidated financial statements and the reviews of Quarterly Reports on Form 10-Q were $77,945 of which $56,910 had been billed through December 31, 2001.

Financial Information Systems Design and Implementation Fees

     Grant Thornton LLP did not render any services to the Corporation in 2001 with respect to the above captioned services.

All Other Fees

     Aggregate fees billed for all other services rendered by Grant Thornton LLP during the year ended December 31, 2001 were $83,679. These services included:

     o    assistance with Securities and Exchange Commission filings;

     o    accounting technical advice;

     o    income tax consulting and return preparation;

     o    employee benefit plans and statutory audits; and

     o    other sundry services

     In determining whether to appoint Grant Thornton LLP as the Corporation's independent auditor, the Audit Committee considered whether the provision of services, other than audit services, is compatible with maintaining the principal accountant's independence.


                       APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed Grant Thornton LLP as the independent auditor for the Corporation and its subsidiaries for the fiscal year ending December 31, 2002. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent auditor for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 2002 is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its election is not ratified by the shareholders.

     Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

The Board of Directors recommends a vote FOR this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for the proposal.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

     Currently, Messrs. Dorsey, Siders and Stephenson, who are not employees of the Corporation, are members of the Compensation Committee. Effective July 1, 2000, Evan E. Davis, a director and Chairman of the Corporation, serves on the Executive Committee of the Board of Trustees (the "Executive Committee") of the University of Rio Grande (the "University") of which Mr. Dorsey is the President. The Executive Committee of the University acts on matters involving Mr. Dorsey's compensation.

Transactions with Directors and Officers

     Some of the officers and directors of the Corporation and the companies with which they are associated are customers of Oak Hill or Towne. The loans to such officers and directors (a) were made in the ordinary course of business,
(b) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

     Oak Hill and Towne have had, and expect to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

Miscellaneous

     H. Grant Stephenson, a director of the Corporation, is a Partner in the law firm of Porter, Wright, Morris & Arthur, which provides legal services to the Corporation. C. Clayton Johnson, a director of the Corporation, is President and co-owner of the law firm of Johnson & Oliver, which provides legal services to the Corporation.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

     Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2001.


                              SHAREHOLDER PROPOSALS

     If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 2003, it shall be presented to management by certified mail, written receipt requested, not later than November 8, 2002, for inclusion in the Corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Proposals should be sent to Oak Hill Financial, Inc., Attention: David G. Ratz, Chief Operating Officer, 14621 State Route 93, Jackson, Ohio 45640. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act for presentation to the Corporation's 2003 Annual Meeting of Shareholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Corporation after January 22, 2003.

                                  ANNUAL REPORT

     The Corporation's Annual Report for the year ended December 31, 2001 is being mailed to each shareholder with this Proxy Statement.

     The Corporation files annually with the Securities and Exchange Commission an Annual Report on Form 10-K. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFORE TO THE FOLLOWING ADDRESS:


                            Oak Hill Financial, Inc.
                            Attention: David G. Ratz
                              14621 State Route 93
                              Jackson, Ohio 45640.


                                  OTHER MATTERS

     Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.


                                    EXPENSES

     The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                            OAK HILL FINANCIAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 9, 2002

     The undersigned hereby appoints H. Tim Bichsel and Ron J. Copher with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the Meeting), to be held on April 9, 2002 at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio at 1:00 p.m., local time, and at any adjournments thereof, as follows:



1.   The election as directors of all nominees listed below:

                                   With-                    For All
     [  ] For                 [  ] hold                [  ] Except


     Barry M. Dorsey, Donald R. Seigneur, William S. Siders,
     H. Grant Stephenson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark For All Except and write that nominees name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Grant Thornton LLP as independent auditor of the Corporation for the fiscal year ending December 31, 2002.


     [  ] FOR                 [  ] AGAINST                 [  ] ABSTAIN



     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.


     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the undersigned be present to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the shareholders decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.


                         Please be sure to sign and date
                          this Proxy in the box below.


                         ------------------------------
                                      Date


                         ------------------------------
                             Stockholder sign above


                         ------------------------------
                          Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                            OAK HILL FINANCIAL, INC.

     The above signed acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated February 21, 2002, and the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2001.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY


HAS YOUR ADDRESS CHANGED?

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